Exhibit 10.3

AQUILEX HOLDINGS, LLC

AQUILEX FINANCE CORP.

as Issuers

EACH OF THE GUARANTORS NAMED HEREIN

and

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Trustee

FIRST SUPPLEMENTAL INDENTURE

Dated as of

December    , 2011

to

INDENTURE

Dated as of

December 23, 2009

11  1/8% Senior Notes due 2016

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE, dated as of December     , 2011, among Aquilex Holdings, LLC, a Delaware limited liability company (the “Company”), Aquilex Finance Corp., a Delaware corporation (the “Co-Issuer” and, together with the Company, the “Issuers”), each of the subsidiary guarantors named herein (the “Subsidiary Guarantors”) and Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Issuers, the Subsidiary Guarantors and the Trustee have heretofore entered into that certain indenture, dated as of December 23, 2009 (the “Indenture”), pursuant to which the Issuers issued $225,000,000 aggregate principal amount of their 11 1/8% Senior Notes due 2016 (the “Notes”), all of which remain outstanding as of the date hereof;

WHEREAS, Section 9.02 of the Indenture provides, among other things, that the Issuers, the Subsidiary Guarantors and the Trustee may amend the Indenture and the Notes with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding (the “Majority Holders”);

WHEREAS, the Issuers intend to amend certain provisions in the Indenture (the “Proposed Amendments”);

WHEREAS, the Majority Holders of Notes outstanding have consented to the Proposed Amendments; and

WHEREAS, the Issuers have certified to the Trustee that pursuant to Section 9.06 of the Indenture, the First Supplemental Indenture is authorized or permitted by the Indenture.

WHEREAS, all other acts and proceedings required by law and conditions precedent required by the Indenture to be met and which are necessary to authorize the execution and delivery of this First Supplemental Indenture and to make this First Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been complied with or have been done or performed;

NOW, THEREFORE, for and in consideration of the premises, it is mutually covenanted and agreed, for the equal and ratable benefit of the Holders, as follows:

ARTICLE 1

DEFINITIONS

Section 1.01 Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning attributed thereto in the Indenture.

ARTICLE 2

AMENDMENTS TO INDENTURE

Section 2.01 Amendment of Article 9. The Indenture and the provisions in the Notes are modified by deleting Section 9.07 (Payment for Consent) and any references in the Indenture or the Notes to Section 9.07 in their entirety.

ARTICLE 3

CONCERNING THE TRUSTEE

Section 3.01 Trustee’s Acceptance. The Trustee hereby accepts this First Supplemental Indenture and agrees to perform the same under the terms and conditions set forth in the Indenture.

Section 3.02 Responsibility for Recitals, etc. The Trustee assumes no responsibility for the correctness of the recitals herein contained, which shall be taken as the statements of the Issuers. The Trustee makes no representation and shall have no responsibility as to the validity or sufficiency of this First Supplemental Indenture.

Section 3.03 Indemnification. The Issuers agree to indemnify the Trustee (which for purposes hereof shall be deemed to include its officers, directors, employees and agents) for any loss, claim or expense of any kind arising out of or in connection with entering into this First Supplemental Indenture to the same extent as provided under the Indenture.

ARTICLE 4

MISCELLANEOUS

Section 4.01 Effectiveness. This First Supplemental Indenture shall become effective upon execution and delivery by the Issuers, the Subsidiary Guarantors and the Trustee.

Section 4.02 Execution of First Supplemental Indenture. This First Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Indenture, this First Supplemental Indenture forms a part thereof. The Indenture, as supplemented and amended by this First Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

Section 4.03 Conflict with Trust Indenture Act. If any provision of this First Supplemental Indenture limits, qualifies or conflicts with any provision of the Trust Indenture Act that is required under the Trust Indenture Act to be part of and govern any provision of this First Supplemental Indenture, the provision of the Trust Indenture Act shall control. If any provision of this First Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the provision of the Trust Indenture Act shall be deemed to apply to the Indenture as so modified or to be excluded by this First Supplemental Indenture, as the case may be.

Section 4.04 Governing Law. This First Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 4.05 Execution in Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original but such counterparts shall together constitute but one and the same instrument.

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[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed.

AQUILEX HOLDINGS LLC

By:	AQUILEX ACQUISITION SUB III, LLC

	By:	AQUILEX HOLDCO L.P., its sole member

		By:	AQUILEX HOLDCO GP, LLC, its general partner

			By:	ONTARIO TEACHERS’ PENSION PLAN BOARD, its sole member

				By:	/s/ Russell D. Hammond
					Name:	Russell D. Hammond

AQUILEX FINANCE, CORP.

By:	/s/ Jay Ferguson
Name: Jay Ferguson
Title: Chief Financial Officer and Treasurer

AQUILEX CORPORATION

By:	/s/ Jay Ferguson
Name: Jay Ferguson
Title: Chief Financial Officer and Treasurer

AQUILEX HYDROCHEM, INC.

By:	/s/ Jay Ferguson
Name: Jay Ferguson
Title: Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO FIRST SUPPLEMENTAL INDENTURE]

AQUILEX SPECIALTY REPAIR AND OVERHAUL, CORP.

By:	/s/ Jay Ferguson
Name: Jay Ferguson
Title: Chief Financial Officer and Treasurer

AQUILEX HYDROCHEM INDUSTRIAL CLEANING, INC.

By:	/s/ Jay Ferguson
Name: Jay Ferguson
Title: Chief Financial Officer and Treasurer

AQUILEX SMS, INC.

By:	/s/ Jay Ferguson
Name: Jay Ferguson
Title: Chief Financial Officer and Treasurer

AQUILEX WSI, INC.

By:	/s/ Jay Ferguson
Name: Jay Ferguson
Title: Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO FIRST SUPPLEMENTAL INDENTURE]

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Trustee

By:	/s/ Joseph P. O’Donnell
Name: Joseph P. O’Donnell
Title: Vice President

[SIGNATURE PAGE TO FIRST SUPPLEMENTAL INDENTURE]